                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)                January 26, 1999
                                                  ------------------------------


                           UNISOURCE WORLDWIDE, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




         DELAWARE              File No. 1-14482              13-5369500
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      (STATE OR OTHER            (COMMISSION               (I.R.S. EMPLOYER
        JURISDICTION             FILE NUMBER)             IDENTIFICATION NO.)
      OF INCORPORATION)




     1100 Cassatt Road, Berwyn, Pennsylvania                    19312
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     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)


  REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:             (610) 296-4470
                                                     ---------------------------



                                 Not Applicable
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(FORMER NAME, FORMER ADDRESS, AND FORMER FISCAL YEAR, IF CHANGED SINCE
     LAST REPORT)

Item 5.  Other Events.
         ------------

         On January 26, 1999, the Registrant issued the attached press release.



Item 7.  Financial Statements and Exhibits.
         ---------------------------------

              (c)  Exhibits.
                   ---------

                   (99) Press Release dated January 26, 1999.

                                   SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          UNISOURCE WORLDWIDE, INC.
                                          (Registrant)



                                           By: /s/ Thomas A. Decker
                                           ------------------------
                                           Thomas A. Decker
                                           Senior Vice President,
                                           General Counsel and Secretary



Dated:  January 26, 1999

                                 Exhibit Index
                                 -------------



                   (99) Press Release dated January 26, 1999.